SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                     __________________________________

                                 FORM 8-K

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 5, 2001
                                                 -------------

                           Eagle Supply Group, Inc.
                           ------------------------
            (Exact Name of Registrant as Specified in Charter)

                                  Delaware
                                  --------
              (State or Other Jurisdiction of Incorporation)

        000-25423                                 13-3889248
------------------------                ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)

      122 East 42nd Street, Suite 1116, New York, New York        10168
      -------------------------------------------------------------------
       (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (212) 986-6190
                                                   --------------

    ______________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.
        -------------

On April 5, 2001, the Registrant issued a Press Release announcing that its Board of Directors had suspended its stock repurchase plan. The Press Release is attached as an exhibit and is incorporated by reference herein.


Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

Exhibit 10. Registrant's Press Release concerning the subject matter of this Report on Form 8-K.

                                 SIGNATURES
                                 ----------

	In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      EAGLE SUPPLY GROUP, INC.



Dated: April 6, 2001                  By:  /s/Douglas P. Fields
                                           --------------------
                                           Douglas P. Fields,
                                           Chairman of the
                                           Board of Directors,
                                           Chief Executive Officer
                                           and a Director
                                           (Principal Executive Officer)


Dated:  April 6, 2001                 By:  /s/Frederick M. Friedman
                                           ------------------------
                                           Frederick M. Friedman,
                                           Executive Vice President,
                                           Treasurer, Secretary
                                           and a Director
                                           (Principal Financial
                                           and Accounting Officer)